Exhibit 99

UNIVERSAL ELECTRONICS REPORTS FOURTH QUARTER AND YEAR-END 2023 FINANCIAL RESULTS
SCOTTSDALE, AZ – February 15, 2024 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and twelve months ended December 31, 2023.

Paul Arling, UEI’s chairman and CEO, said, “We are building for a better future. During 2023, we successfully advanced our transformation, increasing our focus in growth areas such as home automation and climate control. We are executing our efficiency initiatives, and our strong gross margins delivered better than expected earnings per share for the fourth quarter of 2023. We believe a more efficient factory footprint coupled with project wins in the connected home channels will generate earnings growth and full year profitability. Confident in our strategy and long-term growth, we plan to continue our share repurchase program.

“Furthermore, our intellectual property is being recognized. In January 2024, the U.S. Court of Appeals for the Federal Circuit affirmed a prior ruling by the U.S. International Trade Commission, once again validating UEI’s valuable IP and confirming Roku’s infringement of our patent. This decision supports us in returning to the U.S. District Court to request judgment on monetary damages regarding the infringing activities of Roku and its TV partners.”
Financial Results for the Three Months Ended December 31: 2023 Compared to 2022
•GAAP net sales were $97.6 million, compared to $122.8 million; Adjusted Non-GAAP net sales were $97.6 million, compared to $122.8 million.
•GAAP gross margins were 28.5%, compared to 26.2%; Adjusted Non-GAAP gross margins were 30.2%, compared to 30.7%.
•GAAP operating loss was $2.6 million, compared to $1.9 million; Adjusted Non-GAAP operating income was $1.8 million, compared to $8.3 million.
•GAAP net loss was $7.1 million, or $0.55 per share, compared to $6.9 million, or $0.54 per share; Adjusted Non-GAAP net income was $0.9 million, or $0.07 per diluted share, compared to $5.6 million, or $0.44 per diluted share.
•At December 31, 2023, cash and cash equivalents were $42.8 million.
Financial Results for the Twelve Months Ended December 31: 2023 Compared to 2022
•GAAP net sales were $420.5 million, compared to $542.8 million; Adjusted Non-GAAP net sales were $420.5 million, compared to $542.8 million.
•GAAP gross margins were 23.2%, compared to 28.1%; Adjusted Non-GAAP gross margins were 27.3%, compared to 29.9%.
•GAAP operating loss was $85.3 million, including a $49.1 million non-cash charge for goodwill impairment, which resulted from a decline in the company’s market capitalization, compared to GAAP operating income of $14.5 million; Adjusted Non-GAAP operating loss was $0.8 million, compared to Adjusted Non-GAAP operating income of $41.8 million.
•GAAP net loss was $98.2 million, including the aforementioned non-cash charge, or $7.64 per share, compared to GAAP net income of $0.4 million, or $0.03 per diluted share; Adjusted Non-GAAP net loss was $2.3 million, or $0.18 per share, compared to Adjusted Non-GAAP net income of $32.7 million, or $2.56 per diluted share.
Financial Outlook
For the first quarter of 2024, the company expects GAAP net sales to range between $86 million and $96 million, compared to $108.4 million in the first quarter of 2023. GAAP loss per share for the first quarter of 2024 is expected to range from $0.88 to $0.78, compared to a GAAP loss per share of $4.81 in the first quarter of 2023.

For the first quarter of 2024, the company expects Adjusted Non-GAAP net sales to range between $86 million and $96 million, compared to $108.4 million in the first quarter of 2023. Adjusted Non-GAAP loss per share is expected to range from $0.27 to $0.17 compared to Adjusted Non-GAAP loss of $0.28 per share in the first quarter of 2023. The first quarter 2024 Adjusted Non-GAAP loss per share estimate excludes $0.61 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion, the Reconciliation of Adjusted Non-GAAP Financial Results and the Reconciliation of Adjusted Non-GAAP Financial Outlook and Financial Results, each located elsewhere in this press release.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, February 15, 2024 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its fourth quarter and full year 2023 earnings results, review recent activity and answer questions. To attend the call please register at https://register.vevent.com/register/BI35d5b7be44324d4b81078a07b9cec576 to receive a computer-generated dial-in number and a unique pin number. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for 90 days.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of excess manufacturing overhead costs, factory transition costs, impairment, stock-based compensation expense and depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, costs associated with certain litigation efforts, goodwill impairment, impairment, factory restructuring costs and severance. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses, the related tax effects of all adjustments, as well as a valuation allowance on certain deferred tax assets. Adjusted Non-GAAP earnings (loss) per diluted share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices and designs, develops, manufactures, ships and supports hardware and software control and sensor technology solutions. UEI partners with many Fortune 500 customers, including Comcast, Vivint Smart Home, Samsung, LG, Sony and Daikin to serve video, telecommunications, security service providers, television, smart home and HVAC system manufacturers. For over 37 years, UEI has been pioneering breakthrough innovations such as voice control and QuickSet cloud, the world's leading platform for automated set-up and control of devices in the home. For more information, visit www.uei.com.
Contacts:
Paul Arling, Chairman & CEO, UEI, 480-530-3000
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415-433-3777

Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our annual report on Form 10-K for the year ended December 31, 2022 and the periodic reports filed and furnished since then. Risks that could affect forward-looking statements in this press release include: our continued ability to timely develop and deliver products and technologies that will be accepted by our customers, both near- and long-term; our ability to attract new customers and to successfully capture sales in all markets we serve, including in the home automation, climate control, and connected home markets as anticipated by management; our ability to continue optimizing our manufacturing footprint and realize the lower concentration risks in the time frame and to the extent expected by management; the slowdown of the traditional subscription broadcast market dissipating as expected by management, our ability to manage through the supply chain constraints, inflationary pressures and macroeconomic conditions, including continued lower consumer spending; the continued commitment of our customers to their product development and ordering strategies and patterns that translate into greater demand for our technologies and products as anticipated by management; our ability to continue to manage our business, inventories and cash flows to achieve our net sales, margins and earnings through financial discipline, operational efficiency, product line management, liquidity requirements, capital expenditures and other investment spending expectations, including our ability to execute on our stock repurchase programs; the Company’s continued ability to successfully enforce its patented technology against Roku; the continued fluctuation in our market capitalization; the direct and indirect impact we may experience with respect to our business and financial results and management’s ability to anticipate and mitigate the impact stemming from the continued economic uncertainty affecting consumers’ confidence and spending, natural disasters or other events beyond our control, public health crises (including an outbreak of infectious disease), governmental actions, including the effects of political unrest, war, terrorist activities, or other hostilities; the effects and uncertainties and other factors more fully described in our reports filed with the SEC; and the effects that changes in or enhanced use of laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of February 15, 2024, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$42,751	$66,740
Accounts receivable, net	112,596	112,346
Contract assets	4,240	7,996
Inventories	88,273	140,181
Prepaid expenses and other current assets	7,325	6,647
Income tax receivable	3,666	4,130
Total current assets	258,851	338,040
Property, plant and equipment, net	44,619	62,791
Goodwill	—	49,085
Intangible assets, net	25,349	24,470
Operating lease right-of-use assets	18,693	21,599
Deferred income taxes	6,787	6,242
Other assets	1,573	1,936
Total assets	$355,872	$504,163
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$57,033	$71,373
Line of credit	55,000	88,000
Accrued compensation	20,305	20,904
Accrued sales discounts, rebates and royalties	5,796	6,477
Accrued income taxes	1,833	5,585
Other accrued liabilities	21,181	24,134
Total current liabilities	161,148	216,473
Long-term liabilities:
Operating lease obligations	12,560	15,027
Deferred income taxes	1,992	2,724
Income tax payable	435	723
Other long-term liabilities	817	810
Total liabilities	176,952	235,757
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 25,346,383 and 24,999,951 shares issued on December 31, 2023 and 2022, respectively	253	250
Paid-in capital	336,938	326,839
Treasury stock, at cost, 12,459,845 and 12,295,305 shares on December 31, 2023 and 2022, respectively	(369,973)	(368,194)
Accumulated other comprehensive income (loss)	(20,758)	(21,187)
Retained earnings	232,460	330,698
Total stockholders’ equity	178,920	268,406
Total liabilities and stockholders’ equity	$355,872	$504,163

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net sales	$97,594	$122,758	$420,457	$542,751
Cost of sales	69,756	90,547	322,897	390,459
Gross profit	27,838	32,211	97,560	152,292
Research and development expenses	6,779	7,992	31,281	32,452
Factory restructuring charges	325	—	4,015	—
Selling, general and administrative expenses	23,346	26,104	98,490	105,292
Goodwill impairment	—	—	49,075	—
Operating income (loss)	(2,612)	(1,885)	(85,301)	14,548
Interest income (expense), net	(1,044)	(1,053)	(4,332)	(2,200)
Other income (expense), net	(854)	(567)	(2,621)	(955)
Income (loss) before provision for income taxes	(4,510)	(3,505)	(92,254)	11,393
Provision for income taxes	2,592	3,400	5,984	10,986
Net income (loss)	$(7,102)	$(6,905)	$(98,238)	$407

Earnings (loss) per share:
Basic	$(0.55)	$(0.54)	$(7.64)	$0.03
Diluted	$(0.55)	$(0.54)	$(7.64)	$0.03
Shares used in computing earnings (loss) per share:
Basic	12,902	12,686	12,855	12,703
Diluted	12,902	12,686	12,855	12,779

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended December 31,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$(98,238)	$407
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	22,927	24,033
Provision for credit losses	70	(182)
Deferred income taxes	(1,149)	1,377
Shares issued for employee benefit plan	1,293	1,199
Employee and director stock-based compensation	8,809	10,013
Impairment of goodwill	49,075	—
Impairment of long-lived assets	7,963	2,888
Changes in operating assets and liabilities:
Accounts receivable and contract assets	5,040	12,765
Inventories	51,458	(9,913)
Prepaid expenses and other assets	2,860	(917)
Accounts payable and accrued liabilities	(21,379)	(28,670)
Accrued income taxes	(3,539)	(2,074)
Net cash provided by (used for) operating activities	25,190	10,926
Cash flows from investing activities:
Purchase of term deposit	—	(7,487)
Redemption of term deposit	—	7,803
Acquisition of net assets of Qterics, Inc.	—	(939)
Acquisitions of property, plant and equipment	(8,116)	(14,006)
Acquisitions of intangible assets	(5,761)	(6,579)
Net cash provided by (used for) investing activities	(13,877)	(21,208)
Cash flows from financing activities:
Borrowings under line of credit	78,000	133,000
Repayments on line of credit	(111,000)	(101,000)
Proceeds from stock options exercised	—	1,536
Treasury stock purchased	(1,779)	(13,035)
Net cash provided by (used for) financing activities	(34,779)	20,501
Effect of foreign currency exchange rates on cash and cash equivalents	(523)	(4,292)
Net increase (decrease) in cash and cash equivalents	(23,989)	5,927
Cash and cash equivalents at beginning of period	66,740	60,813
Cash and cash equivalents at end of period	$42,751	$66,740

Supplemental cash flow information:
Income taxes paid	$13,176	$10,922
Interest paid	$7,015	$2,214

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net sales:
Net sales - GAAP	$97,594	$122,758	$420,457	$542,751
Adjusted Non-GAAP net sales	$97,594	$122,758	$420,457	$542,751

Cost of sales:
Cost of sales - GAAP	$69,756	$90,547	$322,897	$390,459
Excess manufacturing overhead and factory transition costs (1)	(1,539)	(2,549)	(9,108)	(6,670)
Impairment of long-lived assets (2)	—	(2,868)	(7,723)	(2,868)
Stock-based compensation expense	(32)	(38)	(125)	(155)
Adjustments to acquired tangible assets (3)	(60)	(60)	(241)	(241)
Adjusted Non-GAAP cost of sales	68,125	85,032	305,700	380,525
Adjusted Non-GAAP gross profit	$29,469	$37,726	$114,757	$162,226

Gross margin:
Gross margin - GAAP	28.5%	26.2%	23.2%	28.1%
Excess manufacturing overhead and factory transition costs (1)	1.6%	2.1%	2.2%	1.2%
Impairment of long-lived assets (2)	—%	2.3%	1.8%	0.5%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Adjustments to acquired tangible assets (3)	0.1%	0.1%	0.1%	0.1%
Adjusted Non-GAAP gross margin	30.2%	30.7%	27.3%	29.9%

Operating expenses:
Operating expenses - GAAP	$30,450	$34,096	$182,861	$137,744
Stock-based compensation expense	(1,945)	(2,401)	(8,684)	(9,858)
Amortization of acquired intangible assets	(281)	(281)	(1,137)	(1,153)
Litigation costs (4)	(83)	(2,004)	(1,687)	(6,268)
Goodwill impairment (5)	—	—	(49,075)	—
Impairment of long-lived assets (2)	—	—	(100)	—
Factory restructuring charges (6)	(325)	—	(4,015)	—
Severance (7)	(180)	—	(2,635)	—
Adjusted Non-GAAP operating expenses	$27,636	$29,410	$115,528	$120,465

Operating income (loss):
Operating income (loss) - GAAP	$(2,612)	$(1,885)	$(85,301)	$14,548
Excess manufacturing overhead and factory transition costs (1)	1,539	2,549	9,108	6,670
Impairment of long-lived assets (2)	—	2,868	7,823	2,868
Stock-based compensation expense	1,977	2,439	8,809	10,013
Adjustments to acquired tangible assets (3)	60	60	241	241
Amortization of acquired intangible assets	281	281	1,137	1,153
Litigation costs (4)	83	2,004	1,687	6,268
Goodwill impairment (5)	—	—	49,075	—
Factory restructuring costs (6)	325	—	4,015	—
Severance (7)	180	—	2,635	—
Adjusted Non-GAAP operating income (loss)	$1,833	$8,316	$(771)	$41,761

Adjusted Non-GAAP operating income (loss) as a percentage of net sales	1.9%	6.8%	(0.2)%	7.7%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net income (loss):
Net income (loss) - GAAP	$(7,102)	$(6,905)	$(98,238)	$407
Excess manufacturing overhead and factory transition costs (1)	1,539	2,549	9,108	6,670
Impairment of long-lived assets (2)	—	2,868	7,823	2,868
Stock-based compensation expense	1,977	2,439	8,809	10,013
Adjustments to acquired tangible assets (3)	60	60	241	241
Amortization of acquired intangible assets	281	281	1,137	1,153
Litigation costs (4)	83	2,004	1,687	6,268
Goodwill impairment (5)	—	—	49,075	—
Factory restructuring costs (6)	325	—	4,015	—
Severance (7)	180	—	2,635	—
Foreign currency (gain) loss	1,258	1,075	3,501	1,091
Income tax provision on adjustments	2,317	1,277	6,517	4,035
Other income tax adjustments (8)	—	—	1,377	—
Adjusted Non-GAAP net income (loss)	$918	$5,648	$(2,313)	$32,746

Diluted shares used in computing earnings (loss) per share:
GAAP	12,902	12,686	12,855	12,779
Adjusted Non-GAAP	12,933	12,729	12,855	12,779

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.55)	$(0.54)	$(7.64)	$0.03
Total adjustments	$0.62	$0.99	$7.46	$2.53
Adjusted Non-GAAP diluted earnings (loss) per share	$0.07	$0.44	$(0.18)	$2.56

(1)The three and twelve months ended December 31, 2023 and 2022 include unabsorbed manufacturing overhead costs resulting from the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are manufactured, exacerbated by a subsequent decline in production volume. These products destined for the U.S. market were previously manufactured in China. The three and twelve months ended December 31, 2023 also include manufacturing inefficiencies associated with our new Vietnam factory which commenced operations in the latter part of June 2023. In addition, in the twelve months ended December 31, 2023 and the three and twelve months ended December 31, 2022, we incurred normal start-up costs such as idle labor and training associated with the Vietnam factory prior to its commencement.
(2)The twelve months ended December 31, 2023 include impairment charges relating to machinery and equipment and leasehold improvements associated with the closure of our southwestern China factory, which ceased operations in September 2023. In addition, we also incurred impairment charges relating to machinery and equipment at our Mexico factory as we are reducing its capacity due to lower demand. The three and twelve months ended December 31, 2022 include impairment charges incurred related to the underutilization of fixed assets in our Mexico factory.
(3)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(4)Consists of expenses related to our various litigation matters involving Roku, Inc. and certain other related entities including three Federal District Court cases, two International Trade Commission investigations and the defense of various inter partes reviews and appeals before the US Patent and Trademark Board as well as other non-recurring legal matters.
(5)During the twelve months ended December 31, 2023, we recorded a goodwill impairment charge of $49.1 million as a result of our market capitalization being significantly less than the carrying value of our equity.
(6)The three and twelve months ended December 31, 2023 include severance and equipment moving costs associated with the closure of our southwestern China factory.
(7)The three and twelve months ended December 31, 2023 include severance costs associated with a reduction in headcount at our corporate offices.
(8)The twelve months ended December 31, 2023 includes a $1.4 million valuation allowance recorded against the deferred tax assets at our southwestern China entity as a result of its closure.

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL OUTLOOK AND FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2024		2023
	Low Range	High Range	Actual
Net sales:
Net sales - GAAP	$86,000	$96,000	$108,377
Total adjustments (1)	—	—	—
Adjusted Non-GAAP net sales	$86,000	$96,000	$108,377

Loss per share:
Loss per share - GAAP	$(0.88)	$(0.78)	$(4.81)
Total adjustments (2)	$0.61	$0.61	$4.54
Adjusted Non-GAAP loss per share	$(0.27)	$(0.17)	$(0.28)
(1)The three months ended March 31, 2024 and 2023 do not include any Non-GAAP adjustments to net sales.
(2)The three months ended March 31, 2024 and 2023 includes adjustments for excess manufacturing overhead costs, factory transition costs, stock-based compensation expense, depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions, amortization of acquired intangibles, costs associated with certain litigation efforts, foreign currency gains and losses and the related tax impact of these adjustments. The three months ended March 31, 2023 also includes adjustments for goodwill impairment.